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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A
                                AMENDMENT NO. 1
                               TO CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                               October 21, 1996



                           FAMILY GOLF CENTERS, INC.
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            (Exact Name of Registrant as Specified in its Charter)

    Delaware                  0-25098                      11-3223246
 ----------------         ------------------            ----------------
(State or other           (Commission File                (IRS Employer
jurisdiction of                Number)                    Identification
 incorporation)                                                 No.)

                             225 Broadhollow Road
                           Melville, New York 11747
                  ------------------------------------------
                   (Address of principal executive offices)

                   Registrant's Telephone Number, including
                           area code: (516) 694-1666




           ---------------------------------------------------------
                (Former Address, if changed since last report)



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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     By Current Report on Form 8-K, dated October 30, 1996 and by Current Report on Form 8-K, dated November 13, 1996 (the "Original Forms 8-K"),
Family Golf Centers, Inc. (the "Company") reported the completion of its acquisitions of certain assets of Mt. Olive Golf Center, Inc. and Margate Partners Limited Partnership and all of the outstanding capital stock of The Seven Iron, Inc. At the time of the filing of the Original
Forms 8-K with the Securities and Exchange Commission it was impractical to file the financial statements of the businesses acquired as required by
Item 7(a) of Form 8-K and the pro forma financial information as required by
Item 7(b) of Form 8-K. The financial information required by Item 7 of Form 8-K is now available. Accordingly, Item 7 is supplemented by the addition of the following:

     (a) Financial Statements of Businesses Acquired.

     In accordance with Item 7(a)(4) of Form 8-K, attached hereto as Exhibits 1 through 3 are the financial statements of The Seven Iron, Inc. and certain assets of Margate Partners Limited Partnership prepared pursuant to Regulation S-X. The financial statements of Mt. Olive Golf Center, Inc. are not included since they are not required pursuant to Item 310(c) of Regulation S-B.

     (b) Pro Forma Financial Information.

     In accordance with Item 7(b)(2) of Form 8-K, attached hereto as Exhibit 3 are the pro forma financial statements required by Article 11 of Regulation S-X.

     (c) Exhibits.

     1. Audited Financial Statements of The Seven Iron, Inc. for the year ended December 31, 1995.

     2. Audited Financial Statements of Margate Partners Limited Partnership for the year ended December 31, 1995.

     3. Unaudited pro forma condensed statements of operations of the Company and its subsidiaries for the year ended December 31, 1995 and for the nine months ended September 30, 1996.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   January 3, 1997


                             FAMILY GOLF CENTERS, INC.


                             By: /s/ Dominic Chang
                                ----------------------------
                                     Dominic Chang,
                                     President and Chief Executive Officer


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                               INDEX TO EXHIBITS

         Exhibit                                                  Page Number
         -------                                                  -----------


1.       Audited Financial Statements of The Seven Iron, Inc.
         for the year ended December 31, 1995.

2.       Audited Financial Statements of Margate Partners Limited
         Partnership for the year ended December 31, 1995.

3. Unaudited pro forma condensed statements of operations of the Company and its subsidiaries for the year ended
         December 31, 1995 and for the nine months ended
         September 30, 1996.